COMMIUNITY FIRST FINANCIAL CORPORATION
Pro Forma Condensed Balance Sheet
June 30, 2002 (Unaudited)
(in thousands)

                                                     (Unaudited)
                                                       June 30,          *Pro Forma           Pro Forma
                                                         2002            Adjustments           Results
                                                   ---------------     ---------------    ----------------
Assets
Cash and due from banks                            $         3,827     $           (40)   $          3,787
Federal funds sold                                           4,562                   -               4,562
Investment securities, available for sale                    5,679                   -               5,679
Loans, net                                                  93,950                   -              93,950
Property and equipment, net                                  2,763                   -               2,763
Other assets                                                   586                   -                 586
                                                   ---------------     ---------------    ----------------
         Total assets                                      111,955                 (40)            111,915
                                                   ===============     ===============    ================

Liabilities and Stockholders' Equity

Liabilities:
Total deposits                                             102,561                   -             102,561
Other liabilities                                              454                   -                 454
                                                   ---------------     ---------------    ----------------
         Total liabilities                                 103,015                   -             103,015
                                                   ---------------     ---------------    ----------------

Commitments and contingencies

Stockholders' equity:
Common stock, no par value; 968,361
  shares issued                                              9,650                   -               9,650
Retained deficit                                              (712)                (40)               (752)
Other comprehensive income                                       2                   -                   2
                                                   ---------------     ---------------    ----------------
         Total stockholders' equity                          8,940             (40,000)              8,890
                                                   ---------------     ---------------    ----------------
         Total liabilities and
           stockholders' equity                    $       111,955     $             -    $        111,915
                                                   ===============     ===============    ================

*  See Note 3



See Notes to Pro Forma Condensed Financial Statements

COMMIUNITY FIRST FINANCIAL CORPORATION Pro Forma Condensed Statement of Income Year ended December 31, 2001 (in thousands, except share data)

                                                     December 31,        *Pro Forma           Pro Forma
                                                         2001            Adjustments           Results
                                                   ---------------     ---------------    ----------------
Total interest income                              $         5,728                   -    $          5,728
Total interest expense                                       3,069                   -               3,069
                                                   ---------------     ---------------    ----------------
       Net interest income                                   2,659                   -               2,659

Provision for loan losses                                      359                   -                 359
                                                   ---------------     ---------------    ----------------
    Net interest income after provision
       for loan losses                                       2,300                   -               2,300
                                                   ---------------     ---------------    ----------------

Noninterest income
    Service charges on deposit accounts                         22                   -                  22
    Other operating income                                      91                   -                  91
                                                   ---------------     ---------------    ----------------
    Total noninterest income                                   113                   -                 113
                                                   ---------------     ---------------    ----------------

Noninterest expense
    Salaries and employee benefits                           1,412                   -               1,412
    Other expense                                              886                  40                 886
                                                   ---------------     ---------------    ----------------
       Total noninterest expense                             2,298                  40               2,298
                                                   ---------------     ---------------    ----------------
       Net income                                  $           115                        $            115
                                                   ===============                        ================

       Total pro forma adjustments                                     $           (40)
                                                                       ===============
       Net income after adjustments                                                       $             75
                                                                                          ================

Basic earnings (loss) per share                    $           .12     $          (.04)   $            .08
                                                   ===============     ===============    ================

Weighted average shares outstanding                        968,613             968,613             968,613
                                                   ===============     ===============    ================

*  See Note 3


See Notes to Pro Forma Condensed Financial Statements

COMMIUNITY FIRST FINANCIAL CORPORATION
Pro Forma Statement of Income
Six-months ended June 30, 2002 (Unaudited)
(in thousands)

                                                       June 30,          *Pro Forma           Pro Forma
                                                         2002            Adjustments           Results
                                                   ---------------     ---------------    ----------------
Total interest income                              $         3,352     $             -    $          3,352
Total interest expense                                       1,612                   -               1,612
                                                   ---------------     ---------------    ----------------
Net interest income                                          1,740                                   1,740

Provision for loan losses                                      177                   -                 177
                                                   ---------------     ---------------    ----------------
    Net interest income after provision
       for loan losses                                       1,563                   -              1,563
                                                   ----------------    ---------------    ----------------
Noninterest income
    Service charges on deposit accounts                         50                   -                  50
    Other operating income                                      16                   -                  16
                                                   ---------------     ---------------    ----------------
    Total noninterest income                                    66                   -                  66
                                                   ---------------     ---------------    ----------------

Noninterest expense
    Salaries and employee benefits                             868                   -                 868
    Other expense                                              628                   -                 628
                                                   ---------------     ---------------    ----------------
    Total noninterest expense                                1,496                   -               1,496
                                                   ---------------     ---------------    ----------------
    Income before income tax expense                           133                                     133

    Income tax expense                                          34                   -                  34
                                                   ---------------     ---------------    ----------------
       Net income                                  $            99
                                                   ===============

       Total pro forma adjustments                                     $             -
                                                                       ===============
       Net income after adjustments                                                       $             99
                                                                                          ================

Basic earnings (loss) per share                    $           .16     $             -    $            .16
                                                   ===============     ===============    ================

Weighted average shares outstanding adjusted
  for effect of six-for-five stock exchange                968,613             968,613             968,613
                                                   ===============     ===============    ================

*  See Note 3


See Notes to Pro Forma Condensed Financial Statements

COMMIUNITY FIRST FINANCIAL CORPORATION
NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS


NOTE 1. INTRODUCTORY INFORMATION

COMMIUNITY FIRST FINANCIAL CORPORATION begain operation on July 1, 2002 and was created for the purpose of acquiring all outstanding shares of common stock of COMMUNITY FIRST BANK . Shareholders of the bank received one share of COMMIUNITY FIRST FINANCIAL CORPORATION common stock for every share of COMMUNITY FIRST BANK common stock owned.

A pro forma condensed balance sheet is presented as of June 30, 2002. Pro forma statements of income for the year ended December 31, 2001 and the six months ended June 30, 2002 are also presented.

NOTE 2. BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed financial statements were prepared in accordance with the instructions contained in Regulation S-X,
Article 11 of the Securities and Exchange Act of 1934 and therefore, do not include all disclosures required by generally accepted accounting principles for a complete presentation of financial statements. In the opinion of management, the pro forma financial statements contain all adjustments necessary to present fairly the pro forma financial condition of COMMIUNITY FIRST FINANCIAL CORPORATION. as of June 30, 2002 and the results of operations for the six month period ended June 30, 2002 and the year ended 2001.

The accounting policies and procedures used for purposes of these pro forma financial statements are the the same as those of COMMUNITY FIRST BANK as is included in the financial statements of the bank for the year ended December 31, 2001 and 1990 as filed as part of this Form 8-K.

NOTE 3.  PRO FORMA ADJUSTMENTS

The only pro forma adjustment made to the historical financial statements was the inclusion of $40,000 of expenses related to the formation of COMMIUNITY FIRST FINANCIAL CORPORATION. These expenses include legal, accounting and other expenses. These costs will be incurred by COMMIUNITY FIRST FINANCIAL CORPORATION during the second quarter of 2002 and are expected to be nonrecurring.

NOTE 4. EARNINGS PER SHARE

Earnings per share for the year ended December 31, 2001 and the six months ended June 30, 2002 were calculated by dividing net income by the weighted average number of shares outstanding during the period.